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Exhibit 99.1

Telos Corporation Announces Third Quarter Results: Delivers 48% Reported Sales Growth, 80% Adjusted Sales Growth, Record Gross Profit and $12.5 Million of Cash Flow

–Delivers Revenues of $70.1 Million; Up 48% Reported; Up 80% Excluding Contract with U.S. Census Bureau; Driven by Xacta Solutions, Telos ID and Secure Networks
–Increases Gross Profit 57% to a Record $26.1 Million; Expands Gross Margin 229 Basis Points to 37%, Driven by Every Line of Business
–Generates $12.5 Million of Cash Flow from Operations and $9.4 Million of Free Cash Flow
–Updates Guidance with Sales of $240 Million - $245 Million and Adjusted EBITDA of $18 Million - $19 Million

Ashburn, Va. – November 15, 2021 – Telos® Corporation (NASDAQ: TLS), a leading provider of cyber, cloud and enterprise security solutions for the world’s most security-conscious organizations, today announced financial results for the third quarter 2021.

“We saw strong third-quarter results, as we delivered 48% reported sales growth, 80% adjusted sales growth, and increased gross profit 57% to a record $26.1 million,” said John B. Wood, CEO and chairman, Telos. “Additionally, we expanded gross margin 229 basis points to 37%, generated $12.5 million of positive cash flow from operations and continued to win and retain meaningful contracts. I am pleased with our performance this quarter.”

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Third Quarter 2021 Financial Highlights (in millions, except per share data)

	3Q 2021	3Q 2020
Revenue [1]	$70.1	$47.4
Gross Profit	$26.1	$16.6
Gross Margin	37.2%	34.9%
GAAP Net Income (Loss)	$(5.4)	$2.5
Adjusted Net Income (Loss) [2,3]	$6.8	$(0.2)
Enterprise EBITDA[2]	$(3.8)	$5.8
Adjusted EBITDA[2,3]	$8.4	$5.8
GAAP Net Loss per Share Attributable to Telos Corporation, Diluted	$(0.08)	$(0.01)
Adjusted EPS [2,3]	$0.10	$(0.01)
Weighted-average Shares of Common Stock Outstanding, Diluted	66.8	39.0
Cash Flow from Operations	$12.5	$11.1
Free Cash Flow [2]	$9.4	$8.5
1 Includes $1.6 million of revenue from the contract with the U.S. Census Bureau in Q3 2021 and $9.4 million in Q3 2020. Excluding this contract, year-over-year growth is 80%.
2 Adjusted EBITDA, Enterprise EBITDA, Adjusted Net Income (Loss), Adjusted EPS and Free Cash Flow are non-GAAP financial measures. Refer to "Non-GAAP Financial Measures" below.
3 After adjustment for stock compensation expense of $12.2 million in the third quarter 2021 and de minimis in the third quarter 2020.

Selected Third Quarter and Recent 2021 Business Highlights:

New Business Activities

•Telos continued to bring on new airlines within the Designated Aviation Channeling business, adding three additional airlines in the third quarter and receiving option-year extensions from current airport customers. The most notable expansion within the practice is United Parcel Service (UPS) announcing its full use of Telos services for cargo security-threat assessments and criminal history record checks later this year.

•The Federal government requested expanded services from Telos’ Security Solutions and Secure Networks groups in support of a confidential healthcare program.

•A customer since 1995, the Defense Manpower Data Center (DMDC), awarded Telos option-year three through mid-September 2022. The IDTrust360® solution supports the U.S. Department of Defense (DoD) within its security and common access card programs; as part of the DMDC award, Telos received over $22 million in orders in the third quarter.

•A special customer utilizing Telos Ghost® for an intelligence support solution executed an option year.

•Xacta® continued to provide considerable value to customers navigating FedRAMP. For instance, VMware selected Xacta to support its FedRAMP compliance efforts, and Salesforce renewed an annual license of Xacta in support of its FedRAMP requirements.

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•The company had a solid quarter of Xacta renewals with existing government customers, including the National Security Agency, the National Geospatial-Intelligence Agency, the Federal Bureau of Investigation, the U.S. Social Security Administration and others.

•In the third quarter, Telos successfully added the Xacta and Telos Ghost solutions to 11 state and local government, and education market (SLED) purchasing contracts, both regional and state-specific.

Partner Enhancements

•The Telos CyberProtect Partner Program continued to progress. The dedicated channel team grew to 10 members, supported by other strategic hires within the sales and marketing organization. They have a total of 20 partners in the Telos CyberProtect Partner Program ecosystem – most of which have both a government and a commercial enterprise practice, with the ability to help Telos penetrate new markets.

•Telos announced a partnership with AWS, Splunk, and stackArmor around an initiative called FASTTR, which benefits independent software providers and regulated defense contractors that are required to comply with complex federal, state, and local government security regulations. Red Hat, Inc. and Wickr were the first customers of the FASTTR program. This partnership is an example of how Telos can embed its technology into a partner-driven solution.

Financial Outlook

	Previous Guidance	Current Guidance
Revenue	$283 - $295 Million	$240 - $245 Million
YoY Organic Growth	57% - 64%	33% - 36%
Adjusted EBITDA[1]	$33 - $36 Million	$18 - $19 Million
YoY Adjusted EBITDA Growth	190% - 216%	58% - 67%
1 Adjusted EBITDA is a non-GAAP financial measure. Refer to "Non-GAAP Financial Measures" below.

This guidance consists of forward-looking statements and actual results may differ materially. Refer to the Forward-Looking Statements section below for information on the factors that could cause the Company’s actual results to differ materially from these forward-looking statements. Adjusted EBITDA is a non-GAAP financial measure. The Company has not provided the most directly comparable GAAP measure to this forward-looking non-GAAP financial measure because certain items are out of the Company’s control or cannot be reasonably predicted. Accordingly, a reconciliation for forward-looking Adjusted EBITDA is not available without unreasonable effort.

Conference Call Information
Telos will host a live webcast to discuss its third quarter 2021 financial results at 8:00 a.m. Eastern Time today, November 15, 2021. To access the webcast, visit https://edge.media-server.com/mmc/p/adau5ywx. Related presentation materials will be made available on the Investors section of the Company’s website at https://investors.telos.com. In addition, an archived webcast will be available approximately two hours after the conclusion of the live event on the Investors section of the Company’s website.

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Forward-Looking Statements
This press release contains forward-looking statements which are made under the safe harbor provisions of the federal securities laws. These statements are based on the Company’s management’s current beliefs, expectations and assumptions about future events, conditions and results and on information currently available to them. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. The Company believes that these risks and uncertainties include, but are not limited to, those described under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” set forth from time to time in the Company’s filings and reports with the U.S. Securities and Exchange Commission (SEC), including their Annual Report on Form 10-K for the year ended December 31, 2020 and their Quarterly Reports on Form 10-Q, as well as future filings and reports by the Company, copies of which are available at https://investors.telos.com and on the SEC’s website at www.sec.gov.

Although the Company bases these forward-looking statements on assumptions that they believe are reasonable when made, they caution the reader that forward-looking statements are not guarantees of future performance and that the Company’s actual results of operations, financial condition and liquidity, and industry developments may differ materially from statements made in or suggested by the forward-looking statements contained in this release. Given these risks, uncertainties and other factors, many of which are beyond their control, the Company cautions the reader not to place undue reliance on these forward-looking statements. Any forward-looking statement speaks only as of the date of such statement and, except as required by law, the Company undertakes no obligation to update any forward-looking statement publicly, or to revise any forward-looking statement to reflect events or developments occurring after the date of the statement, even if new information becomes available in the future. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless specifically expressed as such, and should only be viewed as historical data.

Non-GAAP Financial Measures
In addition to its results determined in accordance with GAAP, the Company believes the non-GAAP financial measures of Adjusted Sales Growth, Enterprise EBITDA, Adjusted EBITDA, Adjusted Net Income (Loss), Adjusted EPS and Free Cash Flow are useful in evaluating its operating performance. The Company believes that this non-GAAP financial information, when taken collectively with the Company’s GAAP results, may be helpful to readers of its financial statements because that information provides consistency and comparability with past financial performance and assists in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. The non-GAAP financial information is presented for supplemental informational purposes only, should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from similarly-titled non-GAAP measures used by other companies. A reconciliation is

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provided below for each of these non-GAAP financial measures to the most directly comparable financial measure stated in accordance with GAAP.

The Company uses these non-GAAP financial measures to understand and evaluate its core operating performance and trends, to prepare and approve its annual budget, to develop short-term and long-term operating plans, and to evaluate the performance of certain management personnel when determining incentive compensation. The Company believes these non-GAAP financial measures facilitate comparison of its operating performance on a consistent basis between periods by excluding certain items that may, or could, have a disproportionate positive or negative impact on its results of operations in any particular period. When viewed in combination with the Company’s results prepared in accordance with GAAP, these non-GAAP financial measures help provide a broader picture of factors and trends affecting the Company’s results of operations.

Enterprise EBITDA, Adjusted EBITDA, Adjusted Net Income (Loss), Adjusted EPS and Free Cash Flow are supplemental measures of operating performance that are not made under GAAP and do not represent, and should not be considered as an alternative to net income (loss), earnings per share or net cash flows provided by operating activities, as determined by GAAP. The Company defines Enterprise EBITDA as net income (loss) attributable to Telos Corporation, adjusted for net income attributable to non-controlling interest, non-operating (expense) income, interest expense, (benefit) provision for income taxes, and depreciation and amortization. The Company defines Adjusted EBITDA as Enterprise EBITDA, adjusted for stock-based compensation expense, the gain realized on redemption of the public preferred stock upon the closing of the initial public offering, the losses realized on the extinguishment of senior term loan and subordinated debt upon the closing of the initial public offering, bonuses paid as a result of the closing of the initial public offering, and other expenses related to the initial public offering. The Company defines Adjusted Net Income (Loss) as net income (loss) attributable to Telos Corporation, adjusted for non-operating expense (income) and stock-based compensation expense. The Company defines Adjusted EPS as Adjusted Net Income (Loss) divided by the weighted-average number of common shares outstanding for the period. Free cash flow is defined by the Company as net cash provided by or used in operating activities less capital expenditure.

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Each of Enterprise EBITDA, Adjusted EBITDA, Adjusted Net Income (Loss), Adjusted EPS and Free Cash Flow has limitations as an analytical tool, and the reader should not consider it in isolation, or as a substitute for analysis of the Company’s results as reported under GAAP. Among other limitations, each of Enterprise EBITDA, Adjusted EBITDA, Adjusted Net Income (Loss), Adjusted EPS, and Free Cash Flow does not reflect the Company’s cash expenditures, or future requirements for capital expenditures, or contractual commitments, does not reflect the impact of certain cash charges resulting from matters the Company considers not to be indicative of its ongoing operations, and does not reflect income tax expense or benefit. Other companies in the Company’s industry may calculate Adjusted EBITDA, Adjusted Net Income (Loss), Adjusted EPS, and Free Cash Flow differently than the Company does, which limits its usefulness as a comparative measure. Because of these limitations, each of Enterprise EBITDA, Adjusted EBITDA, Adjusted Net Income (Loss), Adjusted EPS, and Free Cash Flow should not be considered as a replacement for net income (loss), earnings per share or net cash flows provided by operating activities, as determined by GAAP, or as a measure of the Company’s profitability. The Company compensates for these limitations by relying primarily on its GAAP results and using non-GAAP measures only for supplemental purposes.

About Telos Corporation
Telos Corporation (NASDAQ: TLS) empowers and protects the world’s most security-conscious organizations with solutions for continuous security assurance of individuals, systems, and information. Telos’ offerings include cybersecurity solutions for IT risk management and information security; cloud security solutions to protect cloud-based assets and enable continuous compliance with industry and government security standards; and enterprise security solutions for identity and access management, secure mobility, organizational messaging, and network management and defense. The company serves commercial enterprises, regulated industries and government customers around the world.

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Media:
Mia Wilcox
media@telos.com
(610) 564-6773

Investors:
Christina Mouzavires
InvestorRelations@telos.com
(703) 724-4777

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TELOS CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(amounts in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Revenue
Services	$63,690	$44,166	$163,366	$124,210
Products	6,376	3,274	15,017	10,819
	70,066	47,440	178,383	135,029
Costs and expenses
Cost of sales - Services	40,031	28,619	109,134	82,862
Cost of sales - Products	3,967	2,259	8,266	5,790
	43,998	30,878	117,400	88,652
Selling, general and administrative expenses
Sales and marketing	5,363	1,491	14,233	4,556
Research and development	5,396	3,598	14,783	11,070
General and administrative	20,562	6,960	69,271	20,769
	31,321	12,049	98,287	36,395
Operating (loss) income	(5,253)	4,513	(37,304)	9,982
Other income (expense)
Other income (expense)	20	2	(1,001)	14
Interest expense	(195)	(2,013)	(583)	(6,026)
(Loss) income before income taxes	(5,428)	2,502	(38,888)	3,970
Benefit from (provision for) income taxes	41	(8)	(6)	136
Net (loss) income	(5,387)	2,494	(38,894)	4,106
Less: Net income attributable to non-controlling interest	—	(2,694)	—	(6,284)
Net loss attributable to Telos Corporation	$(5,387)	$(200)	$(38,894)	$(2,178)
Net loss per share attributable to Telos Corporation, basic	$(0.08)	$(0.01)	$(0.59)	$(0.06)
Net loss per share attributable to Telos Corporation, diluted	$(0.08)	$(0.01)	$(0.59)	$(0.06)
Weighted-average shares of common stock outstanding, basic	66,755	39,002	65,999	38,554
Weighted-average shares of common stock outstanding, diluted	66,755	39,002	65,999	38,554

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TELOS CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(amounts in thousands, except shares and par value data)

	September 30, 2021	December 31, 2020
	(Unaudited)
ASSETS
Current assets
Cash and cash equivalents	$134,135	$106,045
Accounts receivable, net of reserve of $116 and $308, respectively	49,759	30,913
Inventories, net of obsolescence reserve of $849 and $851, respectively	2,025	3,311
Prepaid expenses	5,440	3,059
Other current assets	941	786
Total current assets	192,300	144,114
Property and equipment, net of accumulated depreciation and amortization of $33,805 and $32,057, respectively	14,363	14,977
Operating lease right-of-use assets	1,004	1,464
Goodwill	16,642	14,916
Intangible assets, net	17,102	7,420
Other assets	1,256	926
Total assets	$242,667	$183,817
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable and other accrued liabilities	$35,102	$20,899
Accrued compensation and benefits	7,955	8,474
Contract liabilities	7,232	5,654
Finance lease obligations – short-term	1,430	1,339
Operating lease obligations – short-term	602	677
Other current liabilities	2,089	1,903
Total current liabilities	54,410	38,946

Finance lease obligations – long-term	13,218	14,301
Operating lease obligations – long-term	516	941
Deferred income taxes	680	652
Other liabilities	2,352	1,873
Total liabilities	71,176	56,713

Commitments and contingencies

Stockholders’ equity
Common stock, $0.001 par value, 250,000,000 shares authorized, 66,755,230 shares and 64,625,071 shares issued and outstanding as of September 30, 2021 and December 31, 2020, respectively	105	103
Additional paid-in capital	354,119	270,800
Accumulated other comprehensive income	4	44
Accumulated deficit	(182,737)	(143,843)
Total stockholders’ equity	171,491	127,104
Total liabilities and stockholders’ equity	$242,667	$183,817

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TELOS CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(amounts in thousands)

	Nine Months Ended September 30,
	2021	2020
Operating activities:
Net (loss) income	$(38,894)	$4,106
Adjustments to reconcile net (loss) income to cash provided by operating activities:
Stock-based compensation	47,197	4
Dividends from preferred stock recorded as interest expense	—	2,867
Depreciation and amortization	4,223	4,018
Amortization of debt issuance costs	—	684
Deferred income tax provision	28	28
Other noncash items	14	(25)
Changes in other operating assets and liabilities	(5,900)	275
Cash provided by operating activities	6,668	11,957
Investing activities:
Cash paid for acquisition	(5,925)	—
Capitalized software development costs	(6,139)	(5,459)
Purchases of property and equipment	(1,645)	(624)
Cash used in investing activities	(13,709)	(6,083)
Financing activities:
Proceeds from issuance of common stock, net of issuance costs	64,269	—
Repurchase of outstanding warrants	(26,894)	—
Repurchase of common stock	(1,251)	—
Payments under finance lease obligations	(993)	(907)
Amendment fee paid to lender	—	(100)
Distributions to Telos ID Class B member - non-controlling interest	—	(1,292)
Cash provided by (used in) financing activities	35,131	(2,299)
Increase in cash and cash equivalents	28,090	3,575
Cash and cash equivalents, beginning of period	106,045	6,751

Cash and cash equivalents, end of period	$134,135	$10,326

Supplemental disclosures of cash flow information:
Cash paid during the period for:
Interest	$583	$2,211
Income taxes	$54	$50
Noncash:
Dividends from preferred stock recorded as interest expense	$—	$2,867

Supplemental disclosure of non-cash investing activity
Acquisition holdback	$506	$—

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Enterprise EBITDA and Adjusted EBITDA (Unaudited, amounts in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Net loss attributable to Telos Corporation	$(5,387)	$(200)	$(38,894)	$(2,178)
Adjustments:
Net income attributable to non-controlling interest	—	2,694	—	6,284
Non-operating (income) expense	(20)	(2)	1,001	(14)
Interest expense	195	2,013	583	6,026
(Benefit from) provision for income taxes	(41)	8	6	(136)
Depreciation and amortization	1,459	1,284	4,223	4,018
Enterprise EBITDA	(3,794)	5,797	(33,081)	14,000
Stock-based compensation expense	12,191	4	47,197	4
Adjusted EBITDA	$8,397	$5,801	$14,116	$14,004

Adjusted Net Income (Loss) and Adjusted EPS (Unaudited)

Three Months Ended September 30,	2021		2020
	Adjusted Net Income (Loss)	Adjusted Earnings Per Share	Adjusted Net Income (Loss)	Adjusted Earnings Per Share
	(in thousands)		(in thousands)
Reported GAAP measure	$(5,387)	$(0.08)	$(200)	$(0.01)
Adjustments:
Non-operating income	(20)	—	(2)	—
Stock-based compensation expense	12,191	0.18	4	—
Adjusted non-GAAP measure	$6,784	$0.10	$(198)	$(0.01)
Weighted-average shares of common stock outstanding	66,755		39,002

Nine Months Ended September 30,	2021		2020
	Adjusted Net Income (Loss)	Adjusted Earnings Per Share	Adjusted Net Income (Loss)	Adjusted Earnings Per Share
	(in thousands)		(in thousands)
Reported GAAP measure	$(38,894)	$(0.59)	$(2,178)	$(0.06)
Adjustments:
Non-operating expense (income)	1,001	0.01	(14)	—
Stock-based compensation expense	47,197	0.72	4	—
Adjusted non-GAAP measure	$9,304	$0.14	$(2,188)	$(0.06)
Weighted-average shares of common stock outstanding	65,999		38,554

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Free Cash Flow (Unaudited)

Nine Months Ended September 30,	2021	2020
	(in thousands)	(in thousands)
Net cash flows provided by operating activities	$6,668	$11,957
Adjustments:
Capital expenditure	(7,784)	(6,083)
Final distribution to Telos ID Class B member - included in cash from operating activities	2,436	—
Free cash flow	$1,320	$5,874